LVIP Templeton Growth Fund (the “Fund”) Supplement Dated August 27, 2012 to the Summary Prospectus Dated April 30, 2012

This Supplement updates certain information in the Fund’s Summary Prospectus. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to describe important changes effective September 28, 2012 to the Fund’s name, investment strategies, risks, and portfolio managers.

Change to the Fund’s Name:

The name of the Fund shall be LVIP Templeton Growth RPM Fund.

All references to the Fund’s name shall be revised accordingly.

Changes to the Fund’s Principal Investment Strategies and Principal Risks:

The following replaces the first paragraph of Principal Investment Strategies on page 2

The Fund pursues its objective through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. Under normal circumstances, the Fund’s sub-adviser invests at least 80% of the sub-adviser’s total assets in stocks issued by companies of any nation, including countries in emerging markets. Investments are primarily made in common stocks and may include those of medium-cap companies. The sub-adviser will generally select investments from among many different industries. As a general matter, the sub-adviser will invest in a minimum of five different foreign countries.

The following is added to Principal Investment Strategies on page 2 (immediately preceding Principal Risks):

The Fund’s adviser will also employ an actively managed risk-management overlay using up to 20% of the Fund’s net assets. This risk portfolio management strategy or “RPM strategy” consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility. The adviser selects individual futures contracts on equity indices of U.S. and foreign markets, as appropriate, that it believes will have prices that are highly correlated to the Fund’s equity exposure. The RPM strategy is separate and distinct from any riders or features of your insurance contract.

The adviser will regularly adjust the level of exchange-traded futures contracts to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. Futures contracts can be purchased or sold by the adviser for less than their contract value, allowing an efficient use of Fund assets for the RPM strategy.

The adviser’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.

In addition to holding short positions in exchange-traded futures, where market volatility is below the adviser’s target volatility level, the adviser may periodically maintain a “long” position in futures to increase the overall level of economic exposure to equity securities. Under these circumstances, the adviser’s use of exchange-traded futures in the RPM strategy may increase the Fund’s economic exposure to equity securities up to a maximum of 110% of the Fund’s assets. As a result, the Fund may at certain times have leveraged exposure to equity securities. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage. In addition, the adviser will segregate liquid assets or otherwise cover these transactions to mitigate risk.

The following is added to Principal Risks on page 2:

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Leverage Risk: Investment in certain futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures contracts may exceed the amount invested.

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Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

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Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.

Changes to the Fund’s Portfolio Managers:

The following replaces the Investment Adviser and Sub-Adviser chart on page 3:

Investment Adviser: Lincoln Investment Advisors Corporation

Investment Sub-Adviser: Templeton Investment Counsel, LLC

Templeton Portfolio Managers	Company Title	Experience w/ Fund

Peter Nori	Executive Vice President	Since July 2003

Cindy Sweeting	President, Chairman and Director	Since October 1997

Heather Waddell	Vice President	Since January 2011

LIA Portfolio Managers	Company Title	Experience w/ Fund

Kevin J. Adamson	Vice President, Chief Operating Officer	Since September 2012

David A. Weiss	Vice President, Chief Investment Officer	Since September 2012

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